UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________
FORM 8-K
 ______________________________________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2020
  ______________________________________________________
NATURAL RESOURCE PARTNERS LP
(Exact Name of Registrant as Specified in Charter)
  ______________________________________________________

Delaware	001-31465			35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)			(I.R.S. Employer Identification No.)
1201 Louisiana St., Suite 3400
	Houston,	Texas	77002
(Address of principal executive office) (Zip Code)
	(713)	751-7507
(Registrant's telephone number, including area code)
 ______________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	NRP	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 30, 2020, NRP (Operating) LLC, WPP LLC, Hod LLC, Independence Land Company, LLC, and Williamson Transport LLC (collectively, “NRP”), and Foresight Energy LP, Foresight Energy GP LLC, Foresight Energy LLC, Macoupin Energy, LLC, Williamson Energy, LLC, Sugar Camp Energy, LLC, Hillsboro Energy LLC, Foresight Energy Resources LLC, and Foresight Energy Operating LLC (collectively, “Foresight”), entered into the Master Amendment and Supplement to Coal Mining and Transportation Lease Agreements and Parent Guaranty (the “Master Agreement”).

The Master Agreement was entered into in connection with the emergence by Foresight and certain of their affiliates from bankruptcy on June 30, 2020. All contracts and agreements existing between NRP and Foresight prior to the Foresight bankruptcy filing were assumed by Foresight in the bankruptcy and continue post-bankruptcy pursuant to their terms, except as amended by the Master Agreement.

Pursuant to the Master Agreement, Foresight agreed to pay NRP fixed cash payments of $48.75 million in 2020 and $42.0 million in 2021 to satisfy all obligations arising out of the existing various coal mining leases and transportation infrastructure fee agreements between NRP and Foresight for calendar years 2020 and 2021. Beginning in January 2022, Foresight’s payment obligations will be calculated in accordance with the provisions of the various existing agreements, except as described below with respect to Foresight’s Macoupin mine. The fixed payments for 2020 and 2021 will provide cash flow certainty for NRP at a level greater than had been anticipated as the coal industry manages through difficult market conditions compounded by the COVID-19 pandemic. In addition, NRP has preserved the potential to realize economic upside if coal markets improve in years 2022 and beyond.

        Production at the Foresight Macoupin mine was temporarily ceased in March 2020. Pursuant to the Master Agreement, Foresight is no longer obligated to make royalty, transportation fee, or quarterly minimum payments to NRP under the Macoupin coal mining lease and transportation agreements. Foresight will pay an annual Macoupin fee of $2.0 million to NRP each year through 2023. The amounts payable for 2020 and 2021 are included in the fixed amounts discussed in the paragraph above. Foresight also forfeited its right to recoup all previously paid but unrecouped minimum payments with respect to the Macoupin mine. At all times that the Macoupin mine remains in temporary cessation of production, Foresight will take reasonable actions to preserve, protect, and store the equipment, infrastructure, and property located at the mine.

Beginning January 1, 2024, NRP may at any time elect to cause Foresight to transfer the Macoupin mine and all associated equipment and permits to NRP for no consideration. If NRP makes this election, NRP will assume all liabilities associated with the Macoupin mine. Also beginning January 1, 2024, Foresight may at any time elect to offer to sell the Macoupin assets to NRP for $1.00. If NRP accepts Foresight’s offer, NRP will assume all liabilities associated with the Macoupin mine. If NRP does not accept Foresight’s offer, Foresight may proceed to permanently seal the Macoupin mine and conduct all reclamation activities. To the extent the elections described above are not made, Foresight will continue to pay the annual $2.0 million fee to NRP each year that the mine remains in temporary cessation of production. In addition, Foresight may determine at any time to recommence operations at the Macoupin mine, at which time NRP and Foresight will negotiate in good faith to enter into new coal mining lease and transportation agreements.

        The Master Agreement contains a guaranty of all obligations of Foresight under all agreements between NRP and Foresight by Foresight Energy Resources LLC, which is the ultimate parent company of the Foresight companies following emergence from bankruptcy. The Master Agreement also contains a cross default provision pursuant to which any default by any Foresight company under any agreement with the NRP results in a default under all agreements between NRP and Foresight.

A copy of the Master Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Master Agreement in this report is a summary and is qualified in its entirety by the terms of the Master Agreement.

Cautionary Note Regarding Forward-Looking Statements

The information included in this Current Report on Form 8-K contains “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, that address activities, events or developments that NRP expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by NRP based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. The assumptions used in preparing the statements may prove to be incorrect in a number of material ways and are subject to risks and uncertainties, many of which are beyond the control of NRP. These risks include, but are not limited to the effects of the global COVID-19 pandemic; Foresight Energy’s ability to operate profitably following its bankruptcy; commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by NRP’s lessees; unanticipated geologic problems; our liquidity and access to capital and financing sources; changes in the legislative or regulatory environment and other factors detailed in NRP’s Securities and Exchange Commission filings. NRP has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1
Master Amendment and Supplement to Coal Mining and Transportation Lease Agreements and Parent Guaranty dated June 30, 2020 by and among NRP (Operating) LLC, WPP LLC, Hod LLC, Independence Land Company, LLC, Williamson Transport LLC, Foresight Energy LP, Foresight Energy GP LLC, Foresight Energy LLC, Macoupin Energy, LLC, Williamson Energy, LLC, Sugar Camp Energy, LLC, Hillsboro Energy LLC, Foresight Energy Resources LLC, and Foresight Energy Operating LLC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: July 1, 2020		/s/ Kathryn S. Wilson
Kathryn S. Wilson
Vice President and General Counsel